January 28, 1997


Continental Managed Pharmacy Services, Inc.
Continental Pharmacy, Inc.
Preferred RX, Inc.
Automated Scripts, Inc.
Valley Physicians Services, Inc.
1400 E. Schaaf Road
Brooklyn Heights, Ohio 44131

Gentlemen:

     Reference is hereby made to that certain letter agreement dated January 24, 1995, as amended and supplemented by that certain Additional Credit Agreement dated January 23, 1996 (collectively, the "Agreement"), by and between the Bank and the Borrower. Terms used but not otherwise defined in this letter shall have the meanings given to such terms in the Agreement and the Loan Documents.

     Borrower has requested that Bank extend the Maturity Date of the Master Revolving Note from February 1, 1997 to May 1, 1997.

     Subject to the conditions set forth below, the Bank is willing to grant such extension with the understanding that it has no further obligation to grant any additional extensions of the Maturity Date, except on terms agreed to by Bank in its sole discretion. As conditions to the extension, (i) Borrower shall execute and deliver an Amended and Restated Master Revolving Note in form and substance acceptable to the Bank, (ii) Michael R. Erlenbach shall execute a Reaffirmation of Guaranty in form and substance acceptable to Bank and (iii) Borrower shall pay to Bank all of the costs and expenses incurred by Bank in connection with the extension.

     Except as modified hereby, all of the terms and conditions of the Agreement and the Loan Documents shall remain unaffected and in full force and effect.

     To confirm your acceptance of the foregoing extension, your affirmation of all of Borrower's Liabilities to the Bank under the Agreement and the Loan Documents, and your acknowledgement that as of the date hereof, Borrower does not have any claim, defense or set-off rights against the Bank of any nature whatsoever, whether arising in tort, contract or otherwise, please indicate with the authorized signature of Borrower as provided below.

                                        Very truly yours,

                                        COMERICA BANK

                                        By   /s/  Timothy Coleman
                                             ----------------------------------
                                        Its: Vice President



Acknowledged and agreed to this 28th
day of January, 1997:

CONTINENTAL MANAGED PHARMACY SERVICES, INC.

By:  /s/ MICHAEL R.  ERLENBACH
     -----------------------------
Its: Secretary



CONTINENTAL PHARMACY, INC.

By:  /s/  MICHAEL R.  ERLENBACH
     -----------------------------
Its: Secretary



PREFERRED RX, INC.

By:  /s/  MICHAEL R.  ERLENBACH
     -----------------------------
Its: Secretary



AUTOMATED SCRIPTS, INC.

By:  /s/  MICHAEL R.  ERLENBACH
     -----------------------------
Its: Secretary



VALLEY PHYSICIANS SERVICES, INC.

By:  /s/  MICHAEL R.  ERLENBACH
     -----------------------------
Its: Secretary